SUBSEQUENT EVENTS	12 Months Ended
Feb. 28, 2018
Subsequent Events [Abstract]
Subsequent Events [Text Block]
26.	SUBSEQUENT EVENTS

On April 26, 2018, the Company granted 882,892 non-vested shares to employees with vesting periods ranging from 1 to 13 years. The fair value per non-vested share granted was $109.98, which is based on the market price of the Company’s ADS on the New York Stock Exchange as of the grant date.

On April 26, 2018, the Company granted 9,000 share options to employees with vesting period of 3 years and contractual term of 10 years. The exercise price per share option granted is $109.98 and the fair value of the option was estimated at $42.09 on grant date.

In June 2018, a federal securities class action lawsuit was filed against the Company and certain of its officers in the U.S. District Court for the Southern District of New York. This class action alleges that certain of Company's press releases and financial information during the alleged class period contained material misstatements and omissions, and seeks to recover damages caused. The Company will defend against the putative shareholder class action lawsuit. The Company is currently unable to estimate the possible loss or possible range of loss, if any, associated with the resolution of this lawsuit.